Summary of principal accounting policies - Restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Summary of principal accounting policies
Cash and cash equivalents	¥ 1,296,924	$ 203,516	¥ 1,252,493
Restricted cash	19,671	3,087	51,008
Long-term restricted cash	20,000	3,138
Total	¥ 1,336,595	$ 209,741	¥ 1,303,501	$ 204,548	¥ 380,533	¥ 380,533	¥ 229,489